Exhibit 99.3

Corrected Transcript 28-Mar-2018 Primoris Services Corp. (PRIM) Acquisition of Willbros Group, Inc. by Primoris Services Corp. Call Total Pages: 15 Copyright © 2001-2018 FactSet CallStreet, LLC 1-877-FACTSET www.callstreet.com

Primoris Services Corp. (PRIM) Acquisition of Willbros Group, Inc. by Primoris Services Corp. Call Corrected Transcript 28-Mar-2018 CORPORATE PARTICIPANTS Kate A. Tholking Director-Investor Relations, Primoris Services Corp. David L. King President, Chief Executive Officer & Director, Primoris Services Corp. Peter J. Moerbeek Executive Vice President, Chief Financial Officer & Director, Primoris Services Corp. ............................................................................................................................. ......................................................................................................................... OTHER PARTICIPANTS Lee Jagoda Analyst, CJS Securities, Inc. Jonathan DeCourcey Analyst, Canaccord Genuity Inc. Tahira Afzal Analyst, KeyBanc Capital Markets, Inc. Adam Robert Thalhimer Analyst, Thompson Davis & Co., Inc. William Newby Analyst, D. A. Davidson & Co. ............................................................................................................................. ......................................................................................................................... MANAGEMENT DISCUSSION SECTION Operator: Greetings and welcome to the Primoris Services Corporation to Acquire Willbros Group Conference Call. At this time, all participants are in a listen-only mode. A question-and-answer session will follow the formal presentation. [Operator Instructions] As a reminder, this conference is being recorded. I would now like to turn the conference over to your host, Ms. Kate Tholking, Director of Investor Relations for Primoris. Thank you. You may begin. ............................................................................................................................. ......................................................................................................................... Kate A. Tholking Director-Investor Relations, Primoris Services Corp. Thank you and good morning to everyone for joining us to discuss Primoris' acquisition of Willbros Group. Our speakers today will be David King, our President and CEO and Pete Moerbeek, our Executive Vice President and CFO. In addition to the press release we issued this morning, there are investor slides available on our website that summarize the acquisition and key highlights as well as a one-page fact sheet. You can access the slides and the fact sheet by going to our corporate website www.prim.com, selecting Investors and then once on the Investors site, you will find the slides and the fact sheet in the Events and Presentation section, next to the webcast for today's call. Before we begin, I'd like to remind everyone that the statements made during this call may contain forward-looking statements including but not limited to those regarding the proposed acquisition by Primoris Services Corporation of Willbros Group and the transactions related there too. 2 Copyright © 2001-2018 FactSet CallStreet, LLC 1-877-FACTSET www.callstreet.com

Primoris Services Corp. (PRIM) Acquisition of Willbros Group, Inc. by Primoris Services Corp. Call Corrected Transcript 28-Mar-2018 Forward-looking statements may contain such words as expected, believe, may, can, should, will, forecast, anticipate, or similar expressions and including the assumptions that underlie such statements. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements including but not limited to: the ability of the parties to consummate the acquisition in a timely manner or at all; satisfaction of the conditions precedent to the consummation of the acquisition, including the ability to secure required consents and regulatory approvals in a timely manner or at all; and approval by Willbros stockholders, the possibility of litigation including related to the transaction itself and other risks described in Willbros' SEC filings. All forward-looking statements are based on management's estimates, projections, and assumptions as of the date hereof. Neither Primoris nor Willbros undertakes any obligation to update any forward-looking statement, except as required by law. With that I would like to turn it over to David. ............................................................................................................................. ......................................................................................................................... David L. King President, Chief Executive Officer & Director, Primoris Services Corp. Thank you, Kate. Good morning, everyone. We appreciate you joining us for today's call to discuss Primoris' acquisition of Willbros Group. As Kate mentioned, we have slides available, but we do not plan to flip through those slides, but rather convey why we're excited about this acquisition and what it means for our investors, employees and clients. We're excited about the near-and the long-term opportunities that this transaction will provide for our business and are confident that the combination will result in enhanced value for Primoris stockholders without compromising our balance sheet stability. We feel the company we are buying has great people, a highly qualified and dedicated workforce and a great list of clients. Our decision to buy the whole company allows us to move quickly to preserve customer relationships and backlog, retain key personnel and workforce, and begin building from a solid base. We have a clear path to completion which we expect to be in the second quarter of this year and we've been working closely with Willbros' corporate team to reach this agreement and expect this to be a smooth transition for their stakeholders. Willbros has three operating segments, UTD, Oil & Gas, and Canada operations. Let's start by discussing the UTD segment which we are particularly excited about adding. Its electric-focused solutions are highly complementary to our natural gas utility service offerings. The UTD segment offers comprehensive maintenance and construction, repair and restoration services, and provides a wide range of services for electrical and natural gas utilities, as well as renewable and telecommunications industries. UTD's clients include investor-owned utilities, cooperatives, municipalities, gas and oil developers and operators, telecom companies, and industrial companies. With the addition of the UTD business, we will create a new platform for growth and value creation as we establish a presence in a new end market for us, the electrical infrastructure market, and gain a substantial position into the Southeast. We expect the UTD business will become a fifth distinct operating segment of our company called Primoris UTD, highlighting the increased diversification we gain from this business. Our capabilities for infrastructure projects continues to be enhanced through this acquisition. The UTD business has a strong backlog of primarily MSA revenue, and this is in line with our strategic goal of increasing our MSA revenue to provide a stable base from which we can continue to grow. We see opportunities 3 Copyright © 2001-2018 FactSet CallStreet, LLC 1-877-FACTSET www.callstreet.com

Primoris Services Corp. (PRIM) Acquisition of Willbros Group, Inc. by Primoris Services Corp. Call Corrected Transcript 28-Mar-2018 to expand the MSA contracts with a number of our key existing customers and create additional opportunities for distribution, transmission crews and storm restoration work. While traditional transmission and distribution markets remain strong, we are also seeing increased demand for renewables and overall strong increasing demand for electrical transmission and distribution. In fact, capital expenditures on T&D is at an all-time high. This UTD group enables Primoris to capitalize on the secular growth trends and adds a profitable, high performing, and complementary business to broaden the solutions we can offer our customers. Regarding Willbros' second segment, the Oil & Gas operating segment, we also see significant opportunities for value creation. Specifically we expect to incorporate the Houston-based facilities or field services operations into our Pipeline & Underground segment. This will expand our construction, project management, maintenance, and lifecycle extension services to the upstream and midstream markets. The field services group provides services for pump stations, compressor stations, and energy storage terminals, all of which are complementary to our existing Primoris Field Services group. The addition of the group continues Primoris' growth in the field services market. Pittsburgh-based Lineal Industries business offers a complete range of pipeline integrity services. We expect to incorporate it into our Utilities & Distribution segment, expanding our capabilities there. We look forward to working alongside the existing management to find ways to enhance profitability. Moving to the Canadian market segment, this is a strong business that expands our presence in new markets. The Canadian operating segment provides a broad range of construction maintenance and fabrication services for Canadian customers. These services include pipeline integrity, general mechanical and facility construction, and general and modular fabrication. This business has a strong presence in Alberta and Western Canada with a talented technical employee base. The services provided by this Canadian group such as fabrication, heavy equipment, industrial, electrical instrumentation and mechanical closely mirrors our own U.S. operations albeit at a lower revenue volume. We look forward to working with their existing management team to find ways to enhance our value creation. We expect to incorporate the Canadian operating unit into Primoris' Power, Industrial, and Engineering segment, expanding our geographic reach and enhancing our capabilities in serving those clients. So looking at the three in total, we have the ability to accelerate the growth of each of these operating units with our resources as they become part of a larger organization and the cost/benefits therein. And importantly, we've already seen that Willbros employees share our commitment to outstanding safety, quality, and customer service. This transaction is also consistent with our strategic priority of increasing diverse capabilities through disciplined acquisitions. As far as the actual financial details of the transaction, this is an all-cash transaction with an enterprise value of approximately $100 million, which was unanimously approved by both companies' boards of directors. Before I turn the call over to Pete to review the financial benefits of this transaction, let me answer two questions that I know our investors will ask because we asked ourselves the same questions during our due diligence. Why Willbros? When Pete, Kate, and I met with investors, we're frequently asked what we look for in acquisitions. We answered that we want to increase our capabilities and our geography. We're asked if we're willing to consider large acquisitions and whether we can make acquisitions at reasonable multiples. This acquisition answers all of 4 Copyright © 2001-2018 FactSet CallStreet, LLC 1-877-FACTSET www.callstreet.com

Primoris Services Corp. (PRIM) Acquisition of Willbros Group, Inc. by Primoris Services Corp. Call Corrected Transcript 28-Mar-2018 those questions with a resounding yes. It is a large acquisition at a very reasonable multiple that will expand both our capabilities and our geography. Why do we believe we can make these businesses profitable? The Willbros UTD operating segment has been and continues to perform favorably at the operating level. We recognize that some issues arose at Willbros as they performed work outside their normal expertise and capabilities, and in the future as part of Primoris, we do not plan for them to undertake those types of projects. Importantly, prior to this acquisition, those projects and the items that caused those have been corrected and recognized. The Oil & Gas segment, the operations that we are now acquiring, does not perform mainline pipework. It consists of the field services group which does work that is very familiar to Primoris. And by integrating these operations within our already existing Primoris Field Services, we are confident that we will see this group return to acceptable profitability. Finally, we'll be working alongside the Canadian operating segment and Lineal operating unit management to develop cost savings to allow both of them to maintain profitability. And we've already identified opportunities therein to capture. And as we apply Primoris' four C's – cost, contract, client and cash – to each of their business models, we are confident we will see improved performance. The benefits of equipment ownership, bonding capabilities, reduction in real estate locations, insurance programs and other related matters only further confirms our confidence, let alone the cost savings we will see with single company control and reporting. Now, let me turn the call over to Pete to review the financial benefits of this transaction. Pete? ... .................. Peter J. Moerbeek Executive Vice President, Chief Financial Officer & Director, Primoris Services Corp. Thanks, David, and thanks for your interest to all the people listening or who will be reading a transcript of this call. Primoris has been a publicly traded company for almost 10 years and this acquisition provides us with the best opportunity to increase revenues, profitability and shareholder value at a reasonable investment amount in that time period. As we consider the financial impact of acquiring Willbros, we have remained consistent with our past practices. That is, we have made realistic, conservative assumptions as we evaluated both the opportunities and risks of the transaction. Let me start by focusing on the transaction. We recognize that we have to consider multiple constituencies. First are the Willbros shareholders. We believe that the $0.60 per share proposal is reasonable and allows Willbros shareholders to monetize their ownership quickly. Our second constituency is the Willbros lenders. Willbros has two sources of credit; a primary asset-based lending facility and a secondary facility with an investment bank. As part of this transaction, Willbros has entered into agreements with both lending groups for the time period that we await shareholder approval. At closing, we envision retiring the debt of both lending groups. Along with some of the Willbros working capital available at closing, we expect that the Primoris cash investment will be approximately $100 million. With that investment, we would own 100% of a debt-free Willbros. There's also a third group of constituents that we need to consider, the current customers, employees, and vendors of Willbros. To help Willbros with these constituents, we negotiated agreements with both the primary 5 Copyright © 2001-2018 FactSet CallStreet, LLC 1-877-FACTSET www.callstreet.com

Primoris Services Corp. (PRIM) Acquisition of Willbros Group, Inc. by Primoris Services Corp. Call Corrected Transcript 28-Mar-2018 and secondary lenders to allow us to provide Willbros with a $20 million secured credit facility. Our intent is to provide Willbros liquidity during the time period that we await shareholder approval. As a final part of the transaction, we intend to review carefully the liabilities that we will be assuming. As part of our purchase accounting at closing, we expect to record accruals to reflect our current practices. For example, Primoris uses more conservative assumptions in determining our general liability and workers' compensation accruals. We also expect to record accruals for some of the Willbros severance plans that will be in place at closing. While it is way too early to give an estimate with any precision, the range of these accruals could be from $10 million to $25 million. Adding these accruals, we would expect that the total purchase price would be in the $110 million to $125 million range of which $100 million is cash expected to be paid at closing. Now, let me highlight some of the financial benefits and rationale for Primoris' decision to make the acquisition. We estimate that at closing our total backlog will increase by approximately $400 million. The majority of this backlog is from utility customers in the form of Master Service Agreements. We also believe that the acquisition will add approximately $660 million in revenues during the first 12 months following the close and of that total we estimate UTD revenues of approximately $470 million. We also expect that during the first 12 months after closing the addition of Willbros will add more than $25 million in additional EBITDA to the combined companies. We are using EBITDA here as operating income plus depreciation and amortization. The transaction is expected to add substantially to our goodwill and intangible asset amounts. While intangible assets are amortized at this time, it is not possible to make an estimate of annual amortization amounts. Our estimate of $25 million EBITDA over 12 months is based on pro forma, historical and forecast amounts for the results of the current business units and the three operating segments, as well as the 2018 forecasted Willbros corporate expenses. We estimated that would result in an EBITDA of $18 million. We then added expected annual expense savings of $7 million derived from eliminating duplicate public company and duplicate corporate overhead expenses and from integrating Willbros into our insurance programs. Looking ahead after the first year, we are targeting additional cost savings of between $7.5 million and $10 million each year through integration of financial and IT systems, significant reductions in real estate locations and costs, improving contracting practices, the establishment of company-wide cash management and cash collection practices, and benefits of equipment ownership compared to equipment leasing and rentals. And we believe there are opportunities to accelerate both the magnitude of the cost savings and the timeframe. As I said, we are confident in these estimates and in our ability to realize the upside growth potential and the cost saving opportunities. We expect to close the acquisition in the second quarter of 2018. The transaction is subject to approval by Willbros' stockholders and certain other closing conditions. We need approval of more than 50% of the total outstanding Willbros shares to complete the transaction. At this time, certain Willbros directors, officers, and affiliates representing 17% of the outstanding shares have entered agreements to vote in favor of the adoption of the merger agreement. Let me conclude by stating that this acquisition plays to the strengths of Primoris. It allows us to use our strong balance sheet to make an attractively priced strategic acquisition and to use our experience in integrating acquisitions to grow these new businesses both in revenues and profitability. 6 Copyright © 2001-2018 FactSet CallStreet, LLC 1-877-FACTSET www.callstreet.com

Primoris Services Corp. *(PRIM)*
Acquisition of Willbros Group, Inc. by Primoris Services Corp. Call

Corrected Transcript
28-Mar-2018

I'll now turn the call over to the operator for any questions.

QUESTION AND ANSWER SECTION

Operator: Thank you. [Operator Instructions] Our first question comes from the line of Lee Jagoda with CJS Securities. Please proceed with your question.

Lee Jagoda
Analyst, CJS Securities, Inc. Q

Hi. Good morning, guys.

David L. King
President, Chief Executive Officer & Director, Primoris Services Corp. A

Good morning, Lee.

Peter J. Moerbeek
Executive Vice President, Chief Financial Officer & Director, Primoris Services Corp. A

Good morning.

Lee Jagoda
Analyst, CJS Securities, Inc. Q

So, just to start on the potential liabilities and the $10 million to $25 million in accruals that you called out, Pete. Does – is that inclusive of some of the pipeline projects that Willbros have talked about lingering even after they sold those assets?

Peter J. Moerbeek
Executive Vice President, Chief Financial Officer & Director, Primoris Services Corp. A

No. I think those have already been recognized, Lee, on their financials and will be when they finally file their 10-K. This really is more in looking at things that may arise as a part of doing the transaction or in bringing their practices similar to our practices.

Lee Jagoda
Analyst, CJS Securities, Inc. Q

Okay. Perfect. And then, on the MSA or I guess in the backlog, is it fair to say that effectively $300 million of the $400 million of total backlog is MSA? And if it is, can you speak to the customer overlap there and whether they are presenting that backlog the same way that you historically have presented backlog?

Peter J. Moerbeek
Executive Vice President, Chief Financial Officer & Director, Primoris Services Corp. A

The backlog numbers are adjusted to go back more toward the way we presented them. And this is pretty much still their estimate. Your $300 million is approximately correct. I don't believe that they had added to their backlog the fact that they renegotiated their contract and extended a year for their largest UTD customer. And I think once that gets rolled through the system that that backlog number will increase pretty significantly.

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Primoris Services Corp. (PRIM)
Acquisition of Willbros Group, Inc. by Primoris Services Corp. Call
Corrected Transcript
28-Mar-2018

Lee Jagoda
Analyst, CJS Securities, Inc.

Q

So, and you're referring to the $180 million that they just announced – so, that $180 million is not in the $400 million?

Peter J. Moerbeek
Executive Vice President, Chief Financial Officer & Director, Primoris Services Corp.

A

Correct. You are correct.

Lee Jagoda
Analyst, CJS Securities, Inc.

Q

Perfect.

David L. King
President, Chief Executive Officer & Director, Primoris Services Corp.

A

And Lee, this is David. I'll touch on your question about overlapping customers and things. During the diligence, we've actually met with, under NDA obviously with several of their key strategic customers that perform the bulk of the base of their MSA work and then obviously on the Oil & Gas side also. The overlaps there are quite stunning as you'd probably appreciate. There are some parent owners of one of their major customers that obviously is a parent owner of SoCal that we do a lot of work with. We've also looked at their customer bases and a lot of the names that you hear us talk about on our call each and every quarter are very similar customers that they're currently working with, albeit in a different geographic region. So, we see a lot of synergy and benefits therein.

Lee Jagoda
Analyst, CJS Securities, Inc.

Q

Terrific. I'll hop back in.

David L. King
President, Chief Executive Officer & Director, Primoris Services Corp.

A

Thanks, Lee.

Operator: Thank you. Our next question comes from the line of Bobby Burleson with Canaccord Genuity. Please proceed with your question.

Jonathan DeCourcey
Analyst, Canaccord Genuity Inc.

Q

Hey, guys. This is Jon DeCourcey on for Bobby. Congratulations on the acquisition. I was just hoping to touch on how the transmission business is different than the current transmission work that you guys are doing and kind of from a geographic standpoint where these guys are the strongest.

David L. King
President, Chief Executive Officer & Director, Primoris Services Corp.

A

Thanks, Jon. Yeah. The transmission work that they're doing is really electrically focused, okay, not from a gas and oil or liquids performance base. It's purely more on the electrical side. We are doing a little bit of electrical

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Primoris Services Corp. (PRIM)
Acquisition of Willbros Group, Inc. by Primoris Services Corp. Call
Corrected Transcript
28-Mar-2018

work in California, but certainly not across the rest of the nation. So, the UTD business that we're acquiring really gets us into a new market perspective.

The only really electrical-focused group that we got was a small acquisition we made a few years ago up in the [ph] bulk end regions (00:21:28) when we bought Aevenia, and they do a little bit of transmission and distribution work for us up there. But, again, very regionalized where this UTD group is much more national.

Jonathan DeCourcey
Analyst, Canaccord Genuity Inc.

Q

Okay. Thank you.

David L. King
President, Chief Executive Officer & Director, Primoris Services Corp.

A

Thanks, Jon.

Operator: Thank you. Our next question comes from the line of Tahira Afzal with KeyBanc Capital Markets. Please proceed with your question.

Tahira Afzal
Analyst, KeyBanc Capital Markets, Inc.

Q

Hi, folks.

Peter J. Moerbeek
Executive Vice President, Chief Financial Officer & Director, Primoris Services Corp.

A

Good morning.

David L. King
President, Chief Executive Officer & Director, Primoris Services Corp.

A

Morning, Tahira.

Tahira Afzal
Analyst, KeyBanc Capital Markets, Inc.

Q

So, I know you guys have flirted with the T&D market for a while. What made you decide to finally pull the trigger with that? Are you seeing – are you more comfortable around the opportunity for Primoris there, or is it also that the market is looking very appealing going forward?

David L. King
President, Chief Executive Officer & Director, Primoris Services Corp.

A

Tahira, I think it's a combination of things. One, we've always been interested in it, but we're certainly not going to pay the kind of multiples that we saw in some of the acquisitions that we were looking at. So, we've always been interested in it and wanted to get in it. It's an area of customer bases that we know. It fits us from the MSA portfolio relationship customer base, all the above. It obviously fits with our strategic planning also.

It's unfortunate for Willbros to be – what has occurred, but it's given us a great opportunity. As Pete mentioned, for us to get a large revenue base with a great customer list in a business that we certainly have wanted to enter into at an attractive multiple, so I've told our guys it's kind of like the stars began to line up for us on this.

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Primoris Services Corp. (PRIM) Acquisition of Willbros Group, Inc. by Primoris Services Corp. Call Corrected Transcript 28-Mar-2018 Q Tahira Afzal Analyst, KeyBanc Capital Markets, Inc. Got it. Okay. And if I look back, Willbros had been indicating before the past quarter at least that 2018 revenues could be sort of in the $750 million plus mark. Could you talk about where you're taking a haircut because you're just going to be trimming, becoming more selective, and how much of this is in terms such as revenue outlook is just conservatism? ............................................................................................................................. ......................................................................................................................... A David L. King President, Chief Executive Officer & Director, Primoris Services Corp. I'll let Pete give you the – some magnitude, a little bit of what he can on the haircut that we took with him. Let me tell you more from my perspective as we look at their WIPs and their VIEs and their [ph] CIEs (00:23:55) and their going-forward revenue plans and SG&A costs, everything that we typically would look at, Tahira. Obviously, when you build business plans, you begin to look at how much of it is solid and how much of it is in the future to come. I wanted to make sure that when we represented this to our board and to our investment community that we had done what we would typically do and look at all of those different parameters, challenge the parameters. So, I challenged my team relative to what they were seeing. And indeed, we did cut them back on the top line. We did not really cut on the SG&A cost line other than those things that we looked at that we knew that we could immediately get some benefit from. Some of the benefits, as Pete mentioned, will go on in second year and third year because, as you can appreciate, there's real estate leases that will close out, but some of those have a tail on them. So, obviously, you won't see the benefit day one, but you begin to see more benefits. But relative to their plans, we took a top line cut and then we took a profitability cut, realizing that we would probably be being a little bit more stringent relative to some contracting terms and conditions, and as I mentioned, as we start applying those four C's that Primoris uses, there'll be a little bit of a hit we think with them in some of their business plans. So, we did cut it back, but, Pete, you want to add some flavor in there for her? ............................................................................................................................. ......................................................................................................................... A Peter J. Moerbeek Executive Vice President, Chief Financial Officer & Director, Primoris Services Corp. Yeah. And Tahira, we did not add any of what we think are some revenue upsides. For example, we have the ability that if needed we can provide bonding, something they've not been able to do. And we've also not really looked significantly at the impact of getting rid of some of the rental costs at least in the first year of their equipment. We think that both those have the potential to make those top and bottom line numbers better. So, yeah, we're not quite probably as aggressive as some of their initial planning. ............................................................................................................................. ......................................................................................................................... Q Tahira Afzal Analyst, KeyBanc Capital Markets, Inc. Got it. I mean, Pete, if you were to assume that by 2019 you're approaching sort of the lower end of the normalized segment multiples that your peers are reflecting. I mean, are we looking like at a $35 million, $40 million type of EBITDA business fairly comfortably? ... A Peter J. Moerbeek Executive Vice President, Chief Financial Officer & Director, Primoris Services Corp. 10 Copyright © 2001-2018 FactSet CallStreet, LLC 1-877-FACTSET www.callstreet.com

Primoris Services Corp. (PRIM)
Acquisition of Willbros Group, Inc. by Primoris Services Corp. Call
Corrected Transcript
28-Mar-2018

Well, I don't know about very comfortably, but the answer is yes, we certainly should be. If you look at – and I hate to use EBITDA – but if you look at their EBITDA margin compared with the Primoris overall EBITDA margin, even with our heavy civil we should be able to pull them up a lot closer to our margin, and that would get you in the sort of numbers that you're talking about.

Tahira Afzal
Analyst, KeyBanc Capital Markets, Inc.

Q

Got it. Thanks, both.

David L. King
President, Chief Executive Officer & Director, Primoris Services Corp.

A

Thanks, Tahira.

Operator: Thank you. Our next question comes from line of Adam Thalhimer with Thompson Davis. Please proceed with your question.

Adam Robert Thalhimer
Analyst, Thompson Davis & Co., Inc.

Q

Hey. Good morning, guys. Congratulations.

David L. King
President, Chief Executive Officer & Director, Primoris Services Corp.

A

Thanks, Adam.

Peter J. Moerbeek
Executive Vice President, Chief Financial Officer & Director, Primoris Services Corp.

A

Thanks, Adam. Good morning.

Adam Robert Thalhimer
Analyst, Thompson Davis & Co., Inc.

Q

Hey, Pete. Can I just have you keep going on the EBTIDA margins? That was my main question on – getting their margins more in line with yours, what does that take, how long does it take, that type of thing?

Peter J. Moerbeek
Executive Vice President, Chief Financial Officer & Director, Primoris Services Corp.

A

It's a really good question, Adam. I think you're about the 27th person starting with our board members that have asked that question. I think that there are two or three things. And if you're looking strictly to EBITDA, obviously one of the most important ones is they have not had the ability to invest in equipment, they've not really had the ability to take some advantage of the purchasing power because they were cash-constrained.

With us they will be not as cash constrained. Obviously we'll manage it carefully but that gives us the ability to improve EBITDA margins pretty significantly when you look at their overall operations. I don't want to say that they're going to have the same wonderful experience for us that Q3C did but by our investing in equipment for Q3C, we've more than tripled their revenue and at the same percentage of profitability since we acquired them at the end of 2012.

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Primoris Services Corp. (PRIM)
Acquisition of Willbros Group, Inc. by Primoris Services Corp. Call
Corrected Transcript
28-Mar-2018

So we're looking at some similarities to the model that says, let's use our equipment purchasing power and let's give them the opportunity to run their businesses in a non-cash constrained environment, obviously within the controls that we have. And we think that can increase their margins much more than where they have been. And certainly there is no reason that we can think of that their margin shouldn't start to approach the sort of margins that we get at ARB Underground or Q3C.

David L. King
President, Chief Executive Officer & Director, Primoris Services Corp.
A

And Adam, let me add on something Pete said because I think sometimes people miss this, what – the value of what Primoris does in owning the equipment. We've got some of the best equipment in the world. Obviously, we maintain it well. We keep it [ph] working (00:28:55) good. And so when that equipment is in the field, it performs well. So it helps our workers be more productive, they don't have downtime with the equipment because if you have – if you rent equipment or you don't own and maintain that equipment yourself, when it breaks down, you've got a large workforce that's sitting there that's not productive.

So it's not just a matter of the efficiencies and adds that we'll get with the cost of supplying them with equipment that we own and maintain but it's also some worker productivity in there that we'll also see. And indeed that's what happened at Q3C when we begin to pour a lot more capital into them.

Adam Robert Thalhimer
Analyst, Thompson Davis & Co., Inc.
Q

Okay. So, what do you think that means from a CapEx standpoint for you guys going forward?

David L. King
President, Chief Executive Officer & Director, Primoris Services Corp.
A

Go ahead, Pete.

Peter J. Moerbeek
Executive Vice President, Chief Financial Officer & Director, Primoris Services Corp.
A

I would just say we initially are looking at probably $7 million to $10 million a year for the next few years. We're not going to replace every lease. We're not going to – we're going to obviously going to start where it makes sense and where the rentals are because they tend to be the most expensive. So our initial numbers are somewhere around $7 million for the next few – each for the next few years which we think will get them to where they need to be.

David L. King
President, Chief Executive Officer & Director, Primoris Services Corp.
A

And as you can probably appreciate, we had our due diligence team was looking, our equipment guys were looking at which equipment to replace first to get the – I hate to use this word but the biggest bang for the buck so to speak and then we'll slowly begin to ramp up adding as Pete said $7 million to $10 million each of the additional years is our plan currently.

Adam Robert Thalhimer
Analyst, Thompson Davis & Co., Inc.
Q

Okay. And then of the three businesses I'm probably least familiar with the Canadian market, what's going on in that market?

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Primoris Services Corp. (PRIM)
Acquisition of Willbros Group, Inc. by Primoris Services Corp. Call
Corrected Transcript
28-Mar-2018

David L. King
President, Chief Executive Officer & Director, Primoris Services Corp.
A

Well, their customer base is, and most people in Alberta in the oil and gas business, their customer base are really the oil sands and indeed that's the bulk of their customer base up there. And that's not one client, it's several clients, three or four of the majors that you would expect to see up there. They do have fabrication facilities and have modular capabilities up there.

They do a lot of the integrity work and some of the – fixing some of the slurry pipelines that are up there relative to the oil sands productions. And again, these are more and as I mentioned on my prepared comments, some of the mechanical and IT related issues in some of those oil sands facilities. Those types of work is really more closely aligned to our Primoris Industrial group. That's why we said that group would fall under the power, industrial and engineering section because that's very familiar with us not only from the type of work they're doing, but obviously fabrication – pipe fabrication, installation, mechanical, IT types of services.

Adam Robert Thalhimer
Analyst, Thompson Davis & Co., Inc.
Q

Okay. And then, just lastly, do you think that's EPS-accretive in the first year?

Peter J. Moerbeek
Executive Vice President, Chief Financial Officer & Director, Primoris Services Corp.
A

Thank you. You also are not the first person to ask that. Unfortunately, Adam, I'm going to have to punt on that question until we figure out what the amortization expense is and amortization tends to be a little bit higher, the first year acquisition because you've got backlog that gets amortized as part of the intangible assets.

I think we believe that it will be, but I don't think I'm going to be that specific until we've had a chance to go through and look at what those amortization numbers are. Once we have those, they flow through the model very quickly and we'd certainly anticipate that as we get closer or at the time of closing that we would have our handle around those numbers. But it's – right now, we just don't know.

Adam Robert Thalhimer
Analyst, Thompson Davis & Co., Inc.
Q

Fair enough. Okay. Thanks for the time.

David L. King
President, Chief Executive Officer & Director, Primoris Services Corp.
A

Thank you.

Operator: Thank you. Ladies and gentlemen, at this time, we have time for one final question. Our question will come from the line of Bill Newby with D.A. Davidson. Please proceed with your question.

William Newby
Analyst, D. A. Davidson & Co.
Q

Good morning, guys, and congrats on the acquisition.

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Primoris Services Corp. (PRIM)
Acquisition of Willbros Group, Inc. by Primoris Services Corp. Call
Corrected Transcript
28-Mar-2018

Peter J. Moerbeek
Executive Vice President, Chief Financial Officer & Director, Primoris Services Corp.

A

Good morning. Thank you.

William Newby
Analyst, D. A. Davidson & Co.

Q

Just a couple of follow-ups on the T&D business. David, you mentioned briefly that you guys I guess don't want to take on as much risk that that business has historically. Could you just talk about the average project size that that business has in backlog right now and maybe where you foresee that migrating towards, as you guys [ph] stated before (00:33:18)?

David L. King
President, Chief Executive Officer & Director, Primoris Services Corp.

A

Yeah. Yeah. Absolutely. Let me clarify what I said on the risk side. Part of – UTD has performed very well for them. There was a couple of issues that they had where they did step outside of what was their norm, and on a couple of things that they thought that they could take on. That's what I was talking about. We're not going to let them take on those kind of things because it was really outside the typical transmission and distribution side of the business.

We are absolutely comfortable with the risk in that type of business. So, I want to make sure you understand that we're not worried about any of that. Their MSA jobs are very similar in size, range and things like that to our typical MSAs that we announced. They may get $50 million, $100 million MSA type over a given calendar year and things of that nature.

So, they're very, very much in line with what we're typically used to see which is why we think we can actually grow it because, as Pete mentioned, they've been somewhat strapped, and they've got customers that have indicated they would have liked to have done more business with them, but at the same point in time, they just didn't have the financial balance sheet nor the ability to get the equipment nor their ability to even rent the equipment or get the vendor supply that they might need simply because of their balance sheet.

William Newby
Analyst, D. A. Davidson & Co.

Q

Okay. Perfect. That's very helpful. I appreciate it. And then, just on the margin side as we start to think about how that new segment kind of works in this year. I mean, you guys know that they're not quite at the operating level that historical Q3C or ARB were at. But I mean, they're also on a – they're profitable, right? So, I guess can you just – I mean Pete, provide some color on how we should think about the margins this year and to 2019?

Peter J. Moerbeek
Executive Vice President, Chief Financial Officer & Director, Primoris Services Corp.

A

Well, I think the – as we use the first 12 months after acquisition which makes it really confusing because that's half of this year and half of that year we are counting on. Their margins are actually not that far below ours in the UTD side. They are – on both the Canadian and Oil & Gas the margins are much lower but UTD margins are probably at close to 10% to 12% and we would expect them to increase over time. And again that's going to take some work on our part to make sure we do the integration right.

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Primoris Services Corp. (PRIM)
Acquisition of Willbros Group, Inc. by Primoris Services Corp. Call
Corrected Transcript
28-Mar-2018

You certainly would expect that after the first year or so, they will start to approach where we are. Now some of that obviously requires negotiating with customers and that's a challenge that we'll have to take on. But there's absolutely no reason that over within two years they cannot get back or they cannot get to the sort of margins that we have in similar businesses.

William Newby
Analyst, D. A. Davidson & Co.

Q

All right, great. Thanks a lot, guys.

David L. King
President, Chief Executive Officer & Director, Primoris Services Corp.

A

Thank you.

Operator: Thank you. At this time, I'll turn the call back to Mr. King for any final comments.

David L. King
President, Chief Executive Officer & Director, Primoris Services Corp.

Thanks for calling in this morning. You can tell we're excited about this acquisition. And as always we appreciate your questions and interest in Primoris Services Corporation. Thanks again for your time and have a good day.

Operator: Thank you. This concludes today's teleconference. You may disconnect your lines at this time. Thank you for your participation.

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